UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2023

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Alexis DeSieno as Chief Financial Officer and Inducement Plan Amendment
On July 18, 2023, Cardlytics, Inc. (the “Company”) announced the appointment of Alexis DeSieno as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, effective as of August 14, 2023 (the “Hire Date”).
Ms. DeSieno, age 39, was most recently Senior Vice President at Clear Secure, Inc., where she worked from April 2020 to July 2023. At Clear Secure, Inc., she was responsible for finance, business intelligence, investor relations, procurement, budgeting and planning and helped lead the IPO. Prior to this role, Ms. DeSieno served as Vice President and Senior Director for SoulCycle Inc.’s Strategic Finance and Analytics department from May 2017 to April 2020. Prior to her time at SoulCycle Inc., Ms. DeSieno served as Director of Financial Planning and Analysis for The Estée Lauder Companies Inc. from July 2014 to May 2017. Prior to her time at The Estée Lauder Companies Inc., Ms. DeSieno served as an executive and associate in multiple companies and investment banks. Ms. DeSieno holds an MBA from Columbia Business School and a B.S. in Brain and Cognitive Sciences from the Massachusetts Institute of Technology.
There are no arrangements or understandings between Ms. DeSieno and any other person pursuant to which she was selected as an officer of the Company, and there is no family relationship between Ms. DeSieno and any of the Company’s other executive officers or directors. There are no related party transactions between Ms. DeSieno and the Company that would require disclosure under Item 404(a) of Regulation S-K.
In connection with Ms. DeSieno’s appointment, the Company and Ms. DeSieno entered into an Offer Letter (the “Offer Letter”) and a Separation Pay Agreement (the “Separation Pay Agreement”), each effective as of the Hire Date. Pursuant to the Offer Letter, Ms. DeSieno’s starting annual salary will be $400,000 and Ms. DeSieno will be granted 350,000 restricted stock units (the “RSU Award”) on the Hire Date under the Cardlytics, Inc. Inducement Plan (as amended, the “Inducement Plan”). The RSU Award will be subject to the terms of the Inducement Plan and a restricted stock unit award agreement by and between the Company and Ms. DeSieno. Half of the RSU Award shall vest on the first anniversary of the Hire Date, and the remaining 50% of the RSU Award shall vest quarterly over the following year, subject to continuous service with the Company as of each respective vesting date. In addition to the RSU Award, Ms. DeSieno is entitled to receive a signing bonus of $165,000 within 45 days of the Hire Date, provided that if Ms. DeSieno voluntarily leaves the Company within 12 months of the Hire Date, Ms. DeSieno will be required to return the signing bonus in full. Ms. DeSieno is eligible to participate in the Cardlytics Bonus Plan at an annual target of 75% of her base salary.
The Separation Pay Agreement entitles Ms. DeSieno to 12 months of base salary and continued medical benefits for 12 months, if the Company terminates Ms. DeSieno Without Cause or Ms. DeSieno resigns for Good Reason, as those terms are defined in the Separation Pay Agreement.
In connection with the hiring of Ms. DeSieno, on July 13, 2023, the board of directors of the Company (the “Board”) approved an amendment to the Inducement Plan (the “Inducement Plan Amendment”) to reserve an additional 800,000 shares of the Company’s common stock for issuance under the Inducement Plan, subject to adjustment for stock dividends, stock splits, or other changes in the Company’s common stock or capital structure.
The foregoing descriptions of the Offer Letter, the Separation Pay Agreement and the Inducement Plan Amendment are not complete and are qualified in their entirety by reference to the Offer Letter, the Separation Pay Agreement and the Inducement Plan Amendment, as applicable, each of which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.
Appointment of Karim Temsamani as Interim Principal Accounting and Principal Financial Officer
As previously announced, Andrew Christiansen previously informed the Company of his intent to resign from all positions with the Company, including as Chief Financial Officer of the Company, effective as of July 21, 2023. In connection with Mr. Christiansen’s resignation, on July 13, 2023, the Board appointed Karim Temsamani, the Company’s Chief Executive Officer, as the Company’s principal financial officer and principal accounting officer, effective as of July 21, 2023. Mr. Temsamani will cease serving as the Company’s principal financial officer and principal accounting officer effective as of the Hire Date.
Biographical information for Mr. Temsamani is available in the Company’s proxy statement filed with the Securities and Exchange Commission on April 10, 2023 in connection with the Company’s 2023 annual meeting of stockholders, such information being incorporated herein by reference.
ITEM 7.01. OTHER EVENTS.
On July 18, 2023, the Company issued a press release announcing the appointment of Ms. DeSieno as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
99.1	Press release dated July 18, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	July 18, 2023	By:	/s/ Karim Temsamani
Karim Temsamani
Chief Executive Officer (Principal Executive, Financial and Accounting Officer)